UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 23, 2007

WITNESS SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29335	23-2518693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway Roswell, GA		30076
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (770) 754-1900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On May 23, 2007, Witness Systems, Inc. (the “Company”) issued a press release announcing that the Office of Fair Trading (OFT) in the United Kingdom has approved the acquisition of the Company by Verint Systems Inc. and has decided not to refer the transaction to the U.K. Competition Commission.  The Company currently expects the acquisition to close on or before May 29, 2007.

A copy of the press release is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits

	99.1	Press Release, dated May 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2007	WITNESS SYSTEMS, INC.

	By:	/s/ William F. Evans
William F. Evans
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 23, 2007